                              SECURITIES AND EXCHANGE COMMISSION

                                   Washington, DC  20549

                                        FORM 8-K

                            Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported): November 17, 1999


                                         INRAD, INC.
                                         -----------

                     (Exact name of registrant as specified in its charter)


        New Jersey                   0-11668                  22-2003247
      (State or other              (Commission             (I.R.S. Employer
Jurisdiction of incorporation)     File Number)             Identification #)


                       181 Legrand Avenue, Northvale, NJ     07647
                       -------------------------------------------
                    (Address of principal executive offices)  (Zip Code)


            Registrant's telephone number, including area code:   (201) 767-1910


                       Total number of sequentially numbered pages:   4


                               Exhibit index page number:   4

     ITEM 4        CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a) Previous Independent Accountants


    i. On November 17, 1999, INRAD, Inc. dismissed Grant Thornton LLP as its independent accountants.

   ii. The reports of Grant Thornton LLP on the financial statements for the past two fiscal years ended December 31 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that such reports contained a separate paragraph regarding the uncertainty of the Company to continue as a going concern.

  iii. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

   iv. In connection with its audits for the two most recent fiscal years and through November 17, 1999, there have been no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved, to the satisfaction of Grant Thornton LLP would have caused them to make reference thereto in their report on the financial statements for such years.

    v. During the two most recent fiscal years and through November 17, 1999 there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v))

   vi. Grant Thornton LLP has furnished the Registrant with a letter addressed to the SEC stating that it agrees with the above statements.
       A copy of this letter is included as an exhibit to this Form 8-K Report.

       b) New Independent Accountants

  vii. The Registrant engaged Holtz Rubenstein LLP as its new independent accountants as of November 28, 1999. During the two most recent fiscal years and through November 28, 1999, the Registrant has not consulted with Holtz Rubenstein LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant or oral advice was provided that Holtz Rubenstein LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to Regulation S-K) or a reportable event (as that term is defined in paragraph 304(a)(1)(v) of Regulation S-K)

                                     SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INRAD, INC.




                                             By:    /s/  Warren Ruderman
                                                 -------------------------------
                                                 Warren Ruderman, President/CEO

Date:  December 1, 1999







                                          3